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                                                                   EXHIBIT 23(a)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (No. 333-57385, 333-57387 and 333-70457) of JWGenesis Financial Corp. of our report dated March 24, 2000 relating to the financial statements, which appear in this Form 10-K.



Tampa, Florida
April 3, 2000